UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

EVENTURE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172685	27-4387595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Bristol Street, 6th Floor

Costa Mesa, CA 92626

855.986.5669

(Address and telephone number of principal executive offices)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective February 2, 2015, we entered into Amendment No. 2 (the “Amendment”) to the November 21, 2012 Employment Services Agreement, as amended on March 10, 2014, between us and Gannon Giguiere, our Chief Executive Officer, Secretary and Chairman. The Amendment reduced Mr. Giguiere’s base annual salary from $180,000 to $1, clarified the provision under which we can issue bonuses to Mr. Giguiere, and provided for the issuance of 5,000,000 shares (the “Shares”) of our common stock and 2,000,000 stock options to Mr. Giguiere upon execution of the Amendment. The stock options were issued under our 2015 Equity Incentive Plan as non-statutory stock options. They have a ten-year term and are exercisable for the purchase of 2,000,000 shares of our common stock at a price of $0.10 per share. They vest monthly and ratably over the 36 month period commencing upon issuance. Mr. Giguiere was granted piggyback registration rights with respect to the 5,000,000 Shares.

Effective February 2, 2015, we entered into Amendment No. 2 (the “Amendment”) to the November 21, 2012 Employment Services Agreement, as amended on March 10, 2014, between us and Alan Johnson, our Chief Corporate Development Officer. The Amendment reduced Mr. Johnson’s base annual salary from $180,000 to $1, clarified the provision under which we can issue bonuses to Mr. Johnson, and provided for the issuance of 2,000,000 shares (the “Shares”) of our common stock and 1,000,000 stock options to Mr. Johnson upon execution of the Amendment. The stock options were issued under our 2015 Equity Incentive Plan as non-statutory stock options. They have a ten-year term and are exercisable for the purchase of 1,000,000 shares of our common stock at a price of $0.10 per share. They vest monthly and ratably over the 36 month period commencing upon issuance. Mr. Johnson was granted piggyback registration rights with respect to the 2,000,000 Shares.

Effective February 2, 2015, we entered into Amendment No. 1 (the “Amendment”) to the March 10, 2014 Employment Services Agreement between us and Michael D. Rountree, our Chief Financial Officer and Treasurer. The Amendment reduced Mr. Rountree’s base annual salary from $180,000 to $1, clarified the provision under which we can issue bonuses to Mr. Rountree and provided for the issuance of 2,000,000 shares (the “Shares”) of our common stock and 1,000,000 stock options to Mr. Rountree upon execution of the Amendment. The stock options were issued under our 2015 Equity Incentive Plan as non-statutory stock options. They have a ten-year term and are exercisable for the purchase of 1,000,000 shares of our common stock at a price of $0.10 per share. They vest monthly and ratably over the 36 month period commencing upon issuance. Mr. Rountree was granted piggyback registration rights with respect to the 2,000,000 Shares.

On February 2, 2015, we entered into a one-year Consulting and Development Agreement (the “Agreement”) with Meridian Computing, Inc. (“MCI”) pursuant to which MCI provides us with services which include (i) software development services; (ii) assisting us with our product requirements, release schedules and client-server dependencies; and (iii) assisting us with our gathering and specification requirements related to mobile architecture and implementation. We are paying MCI for the services at the rate of $19,200 per month or $230,400 on an annualized basis. The annualized fee amount is payable by us in advance. The Agreement contains customary confidentiality and non-solicitation provisions. We can terminate the Agreement upon 30 days prior written notice. Upon any such termination, MCI is able to retain the cash fee payment.

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On February 2, 2015, we entered into a one-year Consulting Agreement (the “Agreement”) with JV Holdings, LLC (“JV”) pursuant to which JV provides us with investor relations and related services. The Agreement is automatically renewable for additional one-year terms unless either party notifies the other of its intention not to renew not less than 30 days prior to the end of the existing term. In the event of a renewal, the parties will re-negotiate the cash and stock fees payable to JV under the Agreement. We are paying JV a monthly cash fee of $6,000 per month or an aggregate of $72,000 for the initial one-year term, which annualized fee is payable in full, in advance. We are also required to issue 350,000 shares of our restricted common stock to JV, as a stock fee, as soon as practicable. The Agreement contains customary confidentiality, indemnification and non-circumvention provisions. The Agreement may be terminated by us upon 30 days prior written notice. In such event, JV is entitled to retain the cash and stock fees it has received prior to the date of termination.

On February 2, 2015, we entered into Amendment No. 1 to our March 10, 2014 Consulting Agreement with Harrison Group, Inc. (“HG”) which extended the term of the Consulting Agreement for an additional two years through August 31, 2017. In consideration thereof, we are issuing 1,500,000 shares of our restricted common stock to HG.

On February 2, 2015, we entered into a Consulting Agreement (the “Agreement”) with M1 Capital Advisors LLC (“M1”) pursuant to which M1 is providing us with strategic and corporate consulting services which include (i) the development and refinement of our business plan; (ii) market and competitive research assessment; (iii) preparation of investor presentation materials; (iv) review of product features; and (v) development of marketing strategies and initiatives. The Agreement terminates on December 31, 2015. We are paying M1 a $110,000 cash fee for the services which is payable in advance. The Agreement is renewable 60 days prior to the end of the term upon mutual agreement of the parties. The Agreement contains customary confidentiality and indemnification provisions.

On February 2, 2015, we entered into a one-year Consulting Agreement (the “Agreement”) with Market Pulse Media, Inc. (“MP”) pursuant to which MP provides us with financial and business advice and investor relations services. The Agreement is subject to extension upon mutual agreement of the parties. In connection therewith, we are required to issue 1,300,000 shares of our restricted common stock to MP as soon as practicable, which shares will contain piggyback registration rights. We can terminate the Agreement upon 30 days prior written notice. The Agreement contains a covenant not to compete and non-solicitation and indemnification provisions.

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Effective February 2, 2015, $351,000 in accrued salary due to Gannon K. Giguiere, our President and CEO, was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 5,014,286 shares of common stock to Mr. Giguiere. Piggyback registration rights apply to these shares.

Effective February 2, 2015, $339,780 in accrued salary due to Alan L. Johnson, our Chief Corporate Development Officer, was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 4,853,571 shares of common stock to Mr. Johnson. Piggyback registration rights apply to these shares.

Effective February 2, 2015, $227,435 in accrued salary due to Michael D. Rountree, our Treasurer and Chief Financial Officer, was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 3,249,071 shares of common stock to Mr. Rountree. Piggyback registration rights apply to these shares.

Effective February 2, 2015, $64,050 in principal and $279 in interest due thereon with respect to the loan made by Gannon K. Giguiere to us on November 10, 2014, $67,500 in principal and $124 in interest due thereon with respect to the loan made by Gannon K. Giguiere to us on November 28, 2014, $15,000 in principal and $21 in interest due thereon with respect to the loan made by Gannon K. Giguiere to us on December 15, 2014, and $14,000 in principal and $7 in interest due thereon with respect to the loan made by Gannon K. Giguiere to us on January 15, 2015, or an aggregate of $160,981 was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 2,299,729 shares of common stock to Mr. Giguiere. Piggyback registration rights apply to these shares.

Effective February 2, 2015, $150,000 in principal and $777 in interest due thereon with respect to the loan made by Alan L. Johnson to us on July 29, 2014, and $9,842 in principal and $362 in interest due thereon with respect to the loan made by Alan L. Johnson to us on September 24, 2014, or an aggregate of $160,981 was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 2,299,729 shares of common stock to Mr. Johnson. Piggyback registration rights apply to these shares.

Effective February 2, 2015, $15,000 in principal and $63 in interest due thereon with respect to the loan made by Michael D. Rountree to us on September 30, 2014, and $25,000 in principal and $80 in interest due thereon with respect to the loan made by Michael D. Rountree to us on October 9, 2014, or an aggregate of $40,143 was converted into shares of our restricted common stock at a conversion price of $0.07 per share resulting in the issuance of 573,471 shares of common stock to Mr. Rountree. Piggyback registration rights apply to these shares.

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On February 2, 2015, our board of directors approved our 2015 Equity Incentive Plan. Our shareholders have yet to approve the 2015 Equity Incentive Plan and unless they do so prior to February 2, 2016, we will not be able to issue incentive stock options under the 2015 Equity Incentive Plan. A total of 11,000,000 shares of our common stock are reserved for issuance under the 2015 Plan. If an incentive award granted under the 2015 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2015 Plan. Shares issued under the 2015 Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the 2015 Plan. In addition, the number of shares of common stock subject to the 2015 Plan and the number of shares and terms of any incentive award are subject to adjustment in the event of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.

The compensation committee of the Board, or the Board in the absence of such a committee, will administer the 2015 Plan and grants made thereunder. Subject to the terms of the 2015 Plan, the compensation committee has complete authority and discretion to determine the terms of awards under the 2015 Plan. Any officer or other employee of the Company or its affiliates, or an individual that the Company or an affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its affiliates, including a non-employee director of the Board, is eligible to receive awards under the 2015 Plan.

The 2015 Plan authorizes the grant to eligible recipients of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and stock appreciation rights (“SARs”) as described below:

•	Options granted under the 2015 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our common stock covered by an option cannot be less than the fair market value of our common stock on the date of grant unless agreed to otherwise at the time of the grant. Such awards may include vesting requirements.

•	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by our compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

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•	The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•	Stock awards are permissible. The compensation committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions.

•	SARs, entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of common stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

Our Board of Directors or if then in place, the compensation committee of our Board of Directors, may amend, suspend or terminate the 2015 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance under the 2015 Plan or reduces the minimum exercise price for options or exchange of options for other incentive awards. Unless sooner terminated, the 2015 Plan terminates ten years after the date on which it was adopted.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this Item 3.02 by reference.

Effective February 2, 2015, the 7 members of our Advisory Board were each issued a ten-year warrant to purchase 100,000 shares of our common stock at an exercise price of $0.10 per share resulting in the issuance of an aggregate of 700,000 warrants.

Effective February 2, 2015, 11 advisors/consultants of ours were each issued a ten-year warrant to purchase 100,000 shares of our common stock at an exercise price of $0.10 per share resulting in the issuance of an aggregate of 1,100,000 warrants.

Effective February 2, 2015, an aggregate of 6,950,000 ten-year non-statutory stock options to purchase an aggregate of 6,950,000 shares of our common stock, vesting monthly and ratably over the 36 month period commencing upon issuance on the first day of each month during the vesting period with an initial vesting date of March 1, 2015 and a final vesting date of February 1, 2018 and an exercise price of $0.10 per share were issued under the 2015 Equity Incentive Plan to 29 employees of ours. The recipients included: Gannon K. Giguiere, our President and CEO who received 2,000,000 options, Alan L. Johnson, our Chief Corporate Development Officer who received 1,000,000 options, and Michael D. Rountree, our Treasurer and Chief Financial Officer who received 1,000,000 options.

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All of the foregoing securities issuances, including the debt conversion issuances, amended employment agreement issuances, and issuances under the JV Holdings, LLC Consulting Agreement, Harrison Group, Inc. Amended Consulting Agreement and Market Pulse Media Consulting Agreement were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts from registration, transactions by an issuer not involving a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Items 1.01 and 3.02 to this Current Report are incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Report.

Exhibit Number	Description

4.1	Form of Non-Statutory Option Agreement under 2015 Equity Incentive Plan for February 2, 2015 Option Issuances

4.2	Form of Advisory Board and Advisor/Consultant Warrant for February 2. 2015 Warrant Issuances

10.1	Amendment No. 2 dated as of February 2, 2015 to the November 21, 2012, as amended March 10, 2014, Employment Services Agreement between the registrant and Gannon Giguiere

10.2	Amendment No. 2 dated as of February 2, 2015 to the November 21, 2012, as amended March 10, 2014, Employment Services Agreement between the registrant and Alan Johnson

10.3	Amendment No. 1 dated as of February 2, 2015 to the March 10, 2014 Employment Services Agreement between the registrant and Michael D. Rountree

10.4	Registrant’s 2015 Equity Incentive Plan

10.5	Consulting Agreement dated as of February 2, 2015, between Registrant and Market Pulse Media, Inc.

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Exhibit Number	Description

10.6	Consulting Agreement dated as of February 2, 2015, between Registrant and JV Holdings, LLC

10.7	Amendment No. 1 to Consulting Agreement dated as of February 2, 2015, between Registrant and Harrison Group, Inc.

10.8	Consulting and Development Agreement dated as of February 2, 2015, between Registrant and Meridian Computing, Inc.

10.9	Consulting Services Agreement dated as of February 2, 2015, between Registrant and M1 Capital Advisors, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTURE INTERACTIVE, INC.

Date: February 6, 2015	By:	/s/ Gannon Giguiere
	Name:	Gannon Giguiere
	Title:	President and CEO